Opening Remarks / Strategy Overview Scott Wine, CEO Bennett Morgan, President & COO July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING Exhibit 99.1

Analyst & Investor Meeting Agenda
Analyst & Investor Meeting Agenda
2
2
2 July 2012
Venetian – Las Vegas
July 31, 2012
8:00 Welcome Richard Edwards
8:00 Opening Remarks Scott Wine
8:10 Strategy Overview Bennett Morgan
8:25 Snowmobiles / Sales & Marketing Mike Jonikas
8:45 Off-Road Vehicles / Military / Bobcat David Longren
9:05 Victory & Indian Motorcycles Steve Menneto
9:25
Break
9:45 PG&A Steve Eastman
10:05 Small Vehicles (GEM/Goupil) / Financial Services Scott Swenson
10:20 Engineering / R&D / Powertrain Steve Kemp
10:40 Operations / Supply Chain / Monterrey / Suresh Krishna
Acquisition Integration
11:00 Asia Pacific, Latin America (APLA) Matt Dougherty
11:20 Europe, Middle East, Africa (EMEA) Matt Homan
11:40 Closing Comments Scott Wine
11:50 Q&A Wine/Morgan/Malone
12:00 Lunch / Indian History Truck Tour
1:00 ORV Demo Rides (optional)

3
Safe Harbor
Safe Harbor
July 2012
Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2012 sales, shipments, net income, cash flow, and manufacturing realignment transition costs and savings, and certain long-range projections of sales, margins and income are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather;
commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2011 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The
Company does not undertake any duty to any person to provide updates to its forward-looking statements.
The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates.  The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.
Note: Shares and per share information have been adjusted to give effect to the two-for-one stock split declared on July 20, 2011, payable on September 12, 2011 to shareholders of record on September 2, 2011.

Scott Wine, CEO Opening Remarks July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

2012
2012
1
1
st
Half
Half
Financial
Financial
Metrics
Metrics
5 July 2012
Excellent First Half Results
Excellent First Half Results
2012 YTD Actual Variance to ‘11
Sales $1,429 +25%
Net Income $129.9 +35%
Gross Profit % 28.8% +4 bps
Op Profit % 14.1% +134 bps
Net Income % 9.1% +70 bps
Cash Flow $ $78.4 +27%
Shareholder Return +29%
June 30, 2012 $71.48
June 30, 2011 $55.59

7/26/12
$75.21
243%
130%
37%
42%
-63%
-25%
-16%
-8%
-4%
-2%
7/26/07
$21.92
Winnebago
Brunswick
Harley
S&P 500
DJIA
Russell 2000
Deere
Toro
Arctic Cat
Polaris

15%
15%
13%
16%
20%
13%
10%
10%
9%
6%
7%
4%
0%
4%
7%
2007
2008
2009
2010
2011
PII
Peers
S&P

Expected Ten Year Dividend Payout - $526M
Quarterly Dividend Increased 64% to $0.37 / share
$0.31
$0.46
$0.56
$0.62
$0.68
$0.76
$0.78
$0.80
$0.90
$1.48
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012*
*Expected dividend payout

28%
32%
26%
29%
38%
12%
10%
8%
1%
7%
0%
11%
6%
12%
12%
2007
2008
2009
2010
2011
PII
Peers
S&P

Track Record of Shareholder Return
Track Record of Shareholder Return
Continuous Commitment to Enhancing Shareholder Value
July 2012 6
Return on Invested Capital (ROIC)
Dividends (per share)
Return on Assets (ROA)
Five Year Total Return July 26, 2007 – July 26, 2012

Guiding
Principles
Best People, Best Team
Safety & Ethics Always
Customer Loyalty
Performance
Priorities
Growth
Margin Expansion
Product & Quality Leadership
Operational Excellence
Guiding Principles & Priorities
Guiding Principles & Priorities
7 July 2012
Winning the Right Way –
Winning the Right Way –
Every Day, Always
Every Day, Always

Strategic Objectives
Strategic Objectives
8 July 2012
Best in Powersports PLUS
5-8% annual organic growth
Growth through Adjacencies
$1B - $2B from acquisitions and new markets
Global Market Leadership
>33% of Polaris revenue
Operations: A Competitive Advantage
Op Ex drives > 200 bps operating margin improvement
Strong Financial Performance
Sustainable, profitable growth
Net Income Margin 10.0%
Expand Net Income Margins
10% of Sales by 2018
Grow Sales
$5 Billion by 2018
Clear Consistent Strategy
Clear Consistent Strategy
$1.6
Billion
>$3.0
Billion
>$5.0
Billion
2009 2014 2018
6.5%
>8.0
10.0%
>9.5%
2009 2014 2018
%

Bennett Morgan President & COO Strategy Overview July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Excellent 2012 First Half
Excellent 2012 First Half
10 July 2012
Overall good performance, but room for
improvement
Sales & Income up again; margins, inventory less so
Strong N.A. retail sales up 17% YTD
Solid momentum against tougher comps / competition
ORV & Victory performance is Inspiring, Snow
battled impressively
ORV up $215M in 1st Half; Victory up over 30%, Snow
PG&A is building momentum & capability
Highest margin business is up 9%; expect double digit
International sales +13% YTD
EMEA  up 9%, but slowing: APLA battling, up 29%
Monterrey performing well – capacity, quality,
profitable
Acquisition/partnership activity remains high
Net Income
(in millions)
Sales
(in millions)
Expect Another Record Year in 2012
Expect Another Record Year in 2012
Up 25%
$1,429.2
$1,145.1
1H 2011 1H 2012
$96.0
Up 35%
$129.9
1H 2011 1H 2012
growth in years ahead
retail flat (for season) in down market

Growth & Success Driving Change
Growth & Success Driving Change
11
What’s
What’s
Different
Different
from
from
Start
Start
of
of
2010
2010
July 2012
Powersports industry is growing
Additional $1.5B of growth
Capacity pressures will require future investments
2200+ New people since 2010 – 50% of team; New
perspectives, new capabilities
Much more global – APLA, EMEA HQ, Monterrey, Goupil…
1,200 new international hires in last 2 years
Our appetite for profitable growth opportunities remains
high

12 July 2012
North American Retail Sales Trends
North American Retail Sales Trends
Polaris Retail Trends Remain Strong; Industry Growing
Polaris Retail Trends Remain Strong; Industry Growing
-22%
-17%
-4%
9%
11%
20%
18%
13%
19%
15%
11%
17%
17%
Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12
Victory ORV Snow TOTAL
Industry growing nicely; Polaris retail sales up +17% YTD despite Q1 snow weakness
North American YTD revenue +27% vs. 2011
PGA +15% in Q2; Strong ORV dailies and program sales
Powersports Highlights
0%
Best in
Powersports Plus

Summer Dealer Show MY’13 Product News
Summer Dealer Show MY’13 Product News
13 July 2012
Very Strong MY’13 News –
Very Strong MY’13 News –
Positive 2H Catalyst
Positive 2H Catalyst
INDIAN MY13 Chief Vintage LE
MY13 Boardwalk
Best in
Powersports Plus
MY13 RANGER 800
Midsize
MY13 Scrambler 850 XP
MY 13 RANGER XP 900
RZR 570 LE
MY13 MRZR
206 New Accessories
ORV & Motorcycles
RANGER XP
(Titan) with
New Lock &
Ride PRO-FIT
LX Cab
MY13 Extreme Green XC
(June ‘12)
RFM – Retail Flow Management
Retail Store Challenge Zone

Unprecedented R&D $ Level Investments to Fuel Future Growth
Unprecedented R&D $ Level Investments to Fuel Future Growth
14
Research & Development
Research & Development
July 2012
$73.6
$77.5
$63.0
$84.9
$105.6
$61.7
4.1%
4.0%
4.0%
4.3%
4.0%
4.3%
2007 2008 2009 2010 2011 2012
YTD
R&D $ % Sales

Snowmobiles
Best in Powersports PLUS
Best in Powersports PLUS
15 July 2012
Off-Road Vehicles
#1 in Powersports –
#1 in Powersports –
Core Business Healthy
Core Business Healthy
PG&A On-Road Vehicles
Polaris Sales (in millions) Polaris Sales (in millions)
Polaris Sales (in millions) Polaris Sales (in millions)
FY Guidance: Up mid-double
digits %
# 1 in ORV
Industry retail sales remain
strong
Announced strong MY’13
product
FY Guidance: Down mid-
single digits %
Strong market share gain for
season
MY’13 worldwide order met
expectations
Strong Int’l snow season
FY Guidance: Up 50% to 60%
Victory N.A. retail sales up
high double digits % YTD
Int’l sales up significantly
GEM & Goupil unit sales
growing
FY Guidance: Up low-double
digits %
ORV growth up 15% YTD
On-Road growth up 70% YTD
Launched 200+ MY’13
accessories
Parts
53%
Accessories
45%
Apparel
2%
$870.3
+25%
$1,085.7
1H 2012
SxS
SxS
ATV
ATV
1H 2011 1H 2012
$15.8
14%
$13.5
1H 2011 1H 2012
$75.8
+71%
$129.4
1H 2011 1H 2012
$183.2
+9%
$200.6
1H 2011 1H 2012
-

Remain #1 in Ultra-light Segment
1st Half sales up over 2011
Began first shipments of SOCOM
ATV MV850
Strong interest in Military RZR, available Q3 2012
Acquired Resilient Technologies in Q2,
manufacturer of high performance non-
pneumatic tires
Growth through Adjacencies
Growth through Adjacencies
16 July 2012
Goupil
GEM
Bobcat Strategic Alliance
Military
Building Businesses with New Customers / Markets
Building Businesses with New Customers / Markets
Co-development project on
plan; CY’13 launch anticipated
Dealer inventories remain at
reasonable levels
Bobcat retail sales up modestly
on lower shipments
Strong Q2 dealer orders -
highest level since Q4 2009
Added more than 60 dealers
YTD 2012
2H 2012 focused on Int’l, GSA,
and dealer adds
Cost down and operational
efficiency improvements
progressing well
Some challenges with European
economic headwinds
1st half revenue up over last year
(proforma)

YTD 2012 Sales Growth by Region
Increased ORV market share – remain clear leader in Europe
Sales up 13% YTD; Currency was negative 3% YTD
EMEA up YTD, but growth slowing due to Western Europe economic challenges
Asia Pacific strong; Australia and China driving growth
Global Market Leadership
Global Market Leadership
17 July 2012
Polaris Sales (in millions)
Currencies, Eurozone, Latin America Headwinds; 16% of Sales Outside N.A.
Currencies, Eurozone, Latin America Headwinds; 16% of Sales Outside N.A.
Up low double
digits %
$195.3
+13%
$220.9
1st Half
2011
1st Half
2012
FY 2012
Guidance
Up low double
digits %
+9%
7%
+46%
EMEA Latin
America
Asia Pacific
Off
Road,
64%
On
Road,
16%
PG&A,
16%
Snow,
4%
-
YTD 2012 Revenue by Business

Polaris / Eicher Joint Venture
Polaris / Eicher Joint Venture
18 July 2012
Aligns with Two Polaris Key Strategic Objectives
Aligns with Two Polaris Key Strategic Objectives
Proven product development capabilities
World class quality and reliability
LEAN manufacturing know-how
Proven distribution expertise
Growth Through Adjacencies
Global Market Leadership
Signed July 24, 2012
$50 million investment over the next 3 years, shared equally by each partner
Vehicle production anticipated to begin in 2015
a $1.3 billion manufacturer in the commercial
automotive industry in India
Proven expertise in LEAN Engineering
India vehicle manufacturing expertise
In-depth understanding of India and emerging
markets
Experienced vehicle JV partner
50/50 Joint Venture in India

July 2012
N.A. Dealer Inventory
N.A. Dealer Inventory
Polaris N.A. dealer inventory up 17% from 2011
ATV dealer inventory about flat from 2011
Side-by-side and Victory Motorcycle inventory up due to:
Continued strong retail demand and new segments
New motorcycle retail flow management system
MVP delivery improvement and shipment visibility
Season-ending Snowmobile inventory up from previous season
N.A. Dealer Inventory June 2012
Delivery Improvement Remains Key Focal Priority and Opportunity
Delivery Improvement Remains Key Focal Priority and Opportunity
1919
Operations as a
Competitive Advantage
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2008 Actual
2009 Actual
2010 Actual
2011 Actual
2012 Actual

July 2012
Polaris Drivers of Success
Polaris Drivers of Success
20
Innovative Culture
People and processes that drive innovation
and a passion for performance
Applications Engineering
Capability to develop & refine unique solutions
by leveraging new and existing technologies
and suppliers
Flexible Manufacturing
Manufacturing infrastructure and processes
that enable flexibility and agility
Speed
Corporate systems and structure that enables
consistently superior speed-to-market
This is Our Winning Advantage –
This is Our Winning Advantage –
Will Maintain & Improve
Will Maintain & Improve
Sustainable Competitive
Advantage
Strategic Objectives
Best in Powersports PLUS
Growth through Adjacencies
Global Market Leadership
Operations: A Competitive Advantage
Strong Financial Performance

Q&A Scott Wine, CEO Bennett Morgan, President & COO July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Snowmobiles Mike Jonikas, V.P. - Snowmobiles, Sales & Marketing July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

2 Analyst July 2012 Snowmobile Video Snowmobiles

Industry Overview
Industry Overview
3 Analyst July 2012
Snowmobile Industry Outlook Growth in Ultimate Segment
Growth in Mountain & Crossover Segments Industry Retail Units Stable
Nominal growth with favorable snow fall
Registered consumer owner base is sizeable & stable
Average age of buyer slightly younger
Number of snowmobile clubs is stable
Miles of snowmobiling trails is stable
95% repeat buyers with high product expectations
111k
123k 122k
09/10
10/11
11/12
Snowmobiles
Mountain
29%
Performance
26%
Crossover
22%
Utility
14%
Touring 9%
Ultimate
47%
Core
32%
Entry
21%

4 Analyst July 2012
Polaris Retail Sales Growth (11/12 season)
Polaris Retail Sales Growth (11/12 season)
24%
UP
Scandinavia & Russia
0.5%
UP
North America
Despite Weaker Snowfall Conditions
Excellent Snowfall Conditions
Russian Economic Tailwinds
Snowmobiles

POLARIS		↑	↑
ski-doo		↓	↔
ARCTIC CAT		↓	↑
YAMAHA		↓	↓

5 Analyst July 2012
Polaris Market Share Growth
Polaris Market Share Growth
Polaris Highlights During 11/12 Season
Polaris is Definitive Market Share Gain Winner 2 Years Running
Polaris is Definitive Market Share Gain Winner 2 Years Running
Competitor Market
Rank
10/11
Season
11/12
Season
#2
#1
#3
#4
Largest market share gainer - two years in a row
Highest Polaris market share level since 03/04 - strong #2 share position
Doubled retail sales within the all-new Switchback line
Industry leading sell-thru
(yet eroded -7% vs. prior year given weak U.S. flatland snow fall)
Snowmobiles

Growth Strategy Roadmap
Growth Strategy Roadmap
6 Analyst July 2012
1. Terrain Dominating Sleds
Industry leading consumer satisfaction
Innovative chassis performance
2. Transform Go-to-Market
Stronger consumer demand creation presence
More effective dealership retail planning
3. Margin Expansion
Throughout the P&L
Staying Pinned!
Staying Pinned!
Snowmobiles

MY’13 Product Innovation
Terrain Dominating Sleds
Terrain Dominating Sleds
7 Analyst July 2012
Quality Improvement Continues
High Quality New Sleds Drive Market Share Gains
High Quality New Sleds Drive Market Share Gains
Strong Consumer Satisfaction Results
Driving Polaris to World Class Status
Strong Consumer Interest & Web Traffic
Dealer Orders Crushed Expectations
800 Pro-RMK
600 Indy SP
Polaris Net Promoter Score
MY’09
MY’10
MY’11
MY’12
Snowmobiles

CONSUMER VISITORS

[redacted]

INTRODUCING THE 2013
PRO-RMK
LBS.
FOR SPECS, IMAGES, VIDEOS VISIT www.TERRAINDOMINATION.com

Transform Go-to-Market Transform Go-to-Market FEBRUARY 10 , 2012 TH

POLARIS

2013 SNOWCHECK SELECT
ENDS APRIL 23, 2012

THE SEASON OF DOMINATION
SALES EVENT

FACTORY-AUTHORIZED CLEARANCE
TERRAIN DOMINATION
POLARIS

More Effective Dealership Retail Event Plans
More Effective Dealership Retail Event Plans
9
Transform Go-to-Market
Transform Go-to-Market
Analyst July 2012
Maximize Customer Traffic into Dealerships
Help Dealerships Close More Sales During Key Periods
Snowmobiles

Margin Expansion
Margin Expansion
Excellent Progress to Date - Further Opportunity Exists
Mix Benefit with segment trends in ultimate, mountain, and crossover
Strength based pricing moves
Value Analysis / Value Engineering cost reduction
Quality improvements
Analyst July 2012 10
Gross Profit %
Operating Margin %
Snowmobiles
2009 2010 2011 2012

Snowmobiles Summary
Snowmobiles Summary
11 Analyst July 2012
Roadmap For Future Growth
Generating Profitable Growth
Retail sales
Market share
Margins
Terrain dominating sleds
Transform go-to-market
Further margin expansion
Snowmobiles Sales
1H 2011
1H 2012
FY 2011 FY 2012
Guidance
$15.8M
-15%
$13.5M
+48%
$280.0M
Down mid-
single digits %
Snowmobiles
Market Share Expected to Grow
Market Share Expected to Grow

Q&A Snowmobiles July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

N.A. Sales & Corporate Marketing Mike Jonikas, V.P. – Snowmobiles, Sales & Marketing July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Agenda
Agenda
On Track to “3-Peat” During 2012
Generating strong business growth results for the 3
rd
year in a row
Retail sales, market share, network brand value, and dealership count
Roadmap To Drive Future Growth
Flow business model leadership - ORV MVP, Victory RFM
Build strong dealership count positions
Analyst July 2012 14
N.A. Sales &
Corporate Marketing

15 Growth: Polaris N.A. Retail Sales Growth: Polaris N.A. Retail Sales Analyst July 2012 +17% +15% +17% -16% 2009 2010 2011 1H 2012 N.A. Sales & Corporate Marketing

Strong #1 in Powersports
Strong #1 in Powersports
16
Growth:  Polaris N.A. Market Share
Growth:  Polaris N.A. Market Share
Analyst July 2012
N.A. Sales &
Corporate Marketing
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
2005 2006 2007 2008 2009 2010 2011 2012F
(Using Total Motorcycle Industry)
Honda
Polaris
Harley Davidson
Yamaha
Kawasaki
Can Am
Suzuki
Arctic Cat
Deere
Kubota
KTM
BMW
Piaggio
Triumph
Ducati
Other

17
Growth:  Polaris Network Brand Value
Growth:  Polaris Network Brand Value
Analyst July 2012
Harley Polaris Honda BRP Kawi Yamaha Arctic Suzuki
OEM Retail Sales Units Per N.A. Dealership During 2011
N.A. Sales &
Corporate Marketing

18
Growth:  Polaris N.A. Dealership Count
Growth:  Polaris N.A. Dealership Count
Analyst July 2012
2 Year CAGR for Dealership Count
(1Q 2012 vs. 1Q 2010)
Polaris Harley Arctic Honda Kawi Yamaha Suzuki BRP
+2%
-2% -2%
-4%
-5%
-6%
-6%
-8%
N.A. Sales &
Corporate Marketing

19 Analyst July 2012
Roadmap to Drive Future Growth
Roadmap to Drive Future Growth
Growth
Growth
Strategy
Strategy
Remains
Remains
the
the
Same
Same
-
-
Accelerating
Accelerating
Execution
Execution
1. Flow Business Model Leadership -
ORV MVP, Victory RFM
Maximize retail sales
Maximize market share
Maximize inventory turns
2. Build Strong Dealership Count Positions
Leadership positions within key volume markets
Best in Powersports PLUS
N.A. Sales &
Corporate Marketing

Convert Motorcycles to Flow Model
Flow Business Model
Flow Business Model
Strong Results Since MVP Launch
Dealer level stocking & inventory levels
Stronger retail selling practices
Growth: retail sales & market share
Next Generation of MVP Leadership
Market specific stocking profiles
Greater shipment date visibility
Even more effective retail practices
Victory Retail Flow Model (RFM)
Dealer preparations initiated June 2012
Starts August 2012 with MY’13 shipments
Rapid transition period through spring 2013
Key Principles for Victory RFM
Dramatically faster vehicle delivery
Market specific stocking profiles
Dealer re-order with retail transaction
Indian will launch with RFM
20 Analyst July 2012
Polaris Business Model Leadership
Polaris Business Model Leadership
Drive ORV Leadership Further
N.A. Sales &
Corporate Marketing

Strong N.A. Dealership Counts
Strong N.A. Dealership Counts
Industry leading product innovation and consumer satisfaction
Strong OEM marketing and program support plans
Flow business model leadership
21 Analyst July 2012
2011 Actual
Long Range Plan
ORV: leadership position
Snow: leadership position
MC: fully penetrate top markets
SxS plus ATV
Snowmobiles
Motorcycles
Properly Penetrate Key Markets
Polaris Leadership Position in Key Markets
Polaris Leadership Position in Key Markets
1500
800
400
N.A. Sales &
Corporate Marketing

Q&A N.A. Sales & Corporate Marketing July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Dave Longren, V.P. - Off-Road Vehicles July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

ORV Business Breakdown
ORV Business Breakdown
RANGER & RZR
RANGER & RZR
#1 PRIORITY; SPORTSMAN REMAINS SIGNIFICANT
#1 PRIORITY; SPORTSMAN REMAINS SIGNIFICANT
2
Bobcat
#1 business
for revenue
and profits
Large business
with significant
profits, growing
again
Incremental
Growth
Opportunity
RANGER
& RZR
All
Other
ATV
All
Other
Bobcat
Defense
ATV
&
SxS
July 2012
% of $ Sales
% of $ Sales
% of $ Sales

48 45 48
$85k $77k $75k
92%/8% 92%/8% 89%/11%
28% 23% 36%
Farming/Ranching Rec/Trail Rec/Trail
Property Dunes Farm
Hunt Desert Hunt
Rec/Trail Hunt Property
ORV Customer Profiles
ORV Customer Profiles
RANGER
RANGER
= MOSTLY WORK;  RZR
= MOSTLY WORK;  RZR
= MOSTLY PLAY;  SPORTSMAN = BOTH
= MOSTLY PLAY;  SPORTSMAN = BOTH
3
Consumer
Profile
July 2012
Age
Income
Male/Female
1st Time Owner
Primary
Usage

ATV Industry Trends
5 Year CAGR = -22%
Fcst moderate decline in  2012
2012 Actual = Single Digit Growth
SxS Industry Trends
5 Year CAGR +23%
Continued double digit growth in 2012
Industry Growth on Plan
ORV Industry Trends
Growth Rates
Expect Overall ORV Industry Up Modestly in 2012
Expect Overall ORV Industry Up Modestly in 2012
4
ATV SxS
July 2012

Secure a Competitive Advantage
Secure a Competitive Advantage
Continued MVP Improvements
Continued MVP Improvements
Shipping to retail demand (ATV & SxS)
Maintained Flat SxS dealer inventory level through spring sale period
(March thru May 2012)
Year-over-year inventory up due to new models
Delivering 90%+ orders on or before promise dates
Reduced order to ship lead time 50%+
Focus on dealer inventory accuracy & turn management
Manage model stocking requirements & inventory at the dealer level
Manage new model dealer inventory additions
5
July 2012

NA estimated Unit market share
2005
2006
2007
2008
2009
2010
2011
Arctic Cat
Can Am
Deere
Honda
Kawasaki
Kubota
Polaris
Suzuki
Yamaha

Best Overall Share Performance In Polaris History
Upper 20’s Share In ATV; SxS Estimated 40 Share
Overall ORV Share Estimated at upper 30’s
TWO TIMES SHARE OF NEXT COMPETITOR
TWO TIMES SHARE OF NEXT COMPETITOR
ORV Market Share Results
ORV Market Share Results
6
July 2012

ORV Product Advantage
ORV Product Advantage
Breadth & Depth of Product Offering
Breadth & Depth of Product Offering
7
#1 Market Share
Industry Leading Products
Innovation
Speed to Market
Customer Focus
July 2012

Polaris Market Share
SxS Industry Retail – North America
Kawasaki
Kubota
Honda
Can-Am
John Deere
Kubota
Yamaha
Kawasaki
John Deere
Arctic Cat
Source: Crocker Data
2006
2007
2008
2009
2010
2011

Winning the Competitive Battle
Winning the Competitive Battle
Innovation Drives Share Gains
Innovation Drives Share Gains
8
Understanding customer needs, drives continued product improvements
Constantly improve Quality & development of advance technology features
Create new market segments:
SxS trail riding   High performance multi passenger desert riding,   Value based work products
July 2012

POLARIS

POLARIS
OFF-ROAD VEHICLES
MAKING GROWTH HAPPEN

Revenue
2009
2010
2011
2012
Guidance

115%

GROWTH

ORV Overall Results
ORV Overall Results
RANGER
– Consistent incremental growth
RZR
– Consistent incremental high growth
2009-2012
July 2012
9
Sportsman – Consistent share growth
Military & Bobcat – Adjacent high growth

Aggressive Plan to Drive Growth
Aggressive Plan to Drive Growth
ORV Growth Plan
ORV Growth Plan
10
July 2012
Leverage New Products
to Drive Growth
Maintain consistent innovation
Incremental
Breakthrough
Profitable ATV market share growth
Expanded international focus
Integrated MVP Retail
#1 Advertising, Expanded Consumer Awareness
Next level of “The Right Product at the Right Time”
Invest & Grow Adjacencies
Grow Military
Bobcat + Prepare Co-Developed Vehicle Launch
Expand Margins
Value Chain Optimization
Monterrey utilization
Price optimization, cost reduction,
product & logistics

POLARIS

SPORTSMAN | RANGER | RZR

+10% | +23% | +31%

Off-Road Vehicles OFF-ROAD 2012 RESULTS OFF-ROAD 2012 RESULTS 11 July 2012 Growth In All Segments Growth In All Segments

RAZOR SHARP PERFORMANCE.

POWER, SUSPENSION & AGILITY

POWER
AGILITY
SUSPENSION

VALUE
RZR 570
RZR S 800
RZR 4 800
ONLY TRAIL
HIGH PERFORMANCE
FIRST 4-SEAT
RZR 800
RZR XP 900
RZR XP 4 900
PREMIUM

POSITIONING + CUSTOMER SOLUTIONS
POSITIONING + CUSTOMER SOLUTIONS POSITIONING + CUSTOMER SOLUTIONS
MARKET / BRAND POSITION
MARKET / BRAND POSITION
MARKET / BRAND POSITION
RZR
is the
ONLY
Line of Recreational / Sport SXS’s with
2008  2009   2010    2011     2012
WHY WE CONTINUE TO WIN!
WHY WE CONTINUE TO WIN!
WHY WE CONTINUE TO WIN!
CUSTOMERS
RZR
Family Branding / Positioning
12
Industry Leading Market Segmentation Driving Growth
July 2012
Optimized Mass Placement
Class Leading Center of Gravity
Precision Response
Chassis Optimization
Application Based
Wheelbase
Class Leading Power to
Weight Ratio
High Performance  & Recreational Enthusiasts
Wishes to Involve More People in Experience
Not Willing to Compromise Performance for Experience
1.
2.
3.
T H E   U L T I M A T E   C O M B I N A T I O N  O F
Off-Road Vehicles

VALUE
RZR 570
RZR S 800
RZR 4 800
50% SHARE
31% GROWTH YTD
RZR 800
RZR XP 900
RZR XP 4 900
PREMIUM

Off-Road Vehicles RZR Continues to Win RZR Continues to Win RZR Family RZR Family 13 July 2012 Off-Road Vehicles

GNCC RACING

WORCS
worcsracing.com

BEST IN THE DESERT
RACING ASSOCIATION

WILDCAT VS.
ATV
RZR VS. WILDCAT VS. COMMANDER
dirt wheels

RZR Continues to Lead
RZR Continues to Lead
14
Winning On The Podium
GNCC Racing
WORCS
BEST in the DESERT
Winning With The Press
Dirt Wheels
“For our money, the Polaris RZR XP 900 is still the most fun to drive, overall best-handling and quickest sport UTV you can buy.”
UTV Action
“The RZR XP 4 900 is the ultimate  new-for-2012 UTV, a long travel limo”
July 2012

RZR XP	Wildcat	Commander
Horsepower	↑		
Vehicle Wt	↑		
HP/Wt Ratio	↑		
Acceleration 0-60	↑		
Turning Radius	↑		
Suspension Travel	→	↑	
Body Roll	↑		
Ground Clearance	↑	↑	
Durable Tires	↑		↑
Vehicle Durability	↑		

Distance Delta [ft]
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
1sec
2sec
4sec
6sec
8sec
10sec

RZR XP Competitive Analysis
RZR XP Competitive Analysis
RZR XP vs. Wildcat Acceleration Comparison
Competitive Feature Comparison
RZR 900 XP Dominates the Competition
RZR 900 XP Dominates the Competition
15
July 2012

Continue to Raise the Bar -
Continue to Raise the Bar -
Industry leading
Industry leading
New MY'13 RZR Products
New MY'13 RZR Products
RZR Trail
570 LE
Electronic Power Steering
Tighter turning with unlocking rear differential
Secure dry storage with built in Lock N Ride storage case
800’s
Improved ground clearance & handling with new high
performance dual rate springs
Engine Braking System
RZR XP’s
Improved Ride & Handling with exclusive use of
Walker Evans shocks
16
July 2012
Improved down hill control with Engine Braking System
All RZR’s 50+ Consumer Feedback Improvements

POLARIS

RANGER RZR

RAZOR SHARP PERFORMANCE.

TRAIL
HIGH PERFORMANCE
4-SEAT

Retail

120%

GROWTH

2009-2012

2009 2010         2011        2012
Projection
INCREMENTAL NEW PLAYS WORKING
INCREMENTAL NEW PLAYS WORKING
RZR
Retail Results
17
July 2012
Strong incremental RZR growth as new segments launched
Clear leader in all recreation segment
RZR (no
RANGER)
is #2 in SxS market share (behind
RANGER)

RANGER

POLARIS

RANGER

HARDEST WORKING. SMOOTHEST RIDING.

PRIMARY USAGE

Work
Recreational

29% Farm/Ranch

13% Property Maint.

2% Other

- 25% Hunting/Fishing
- 18% Trail/Rec.
- 11% Private Property
- 1% Dunes, Camping

RANGER

VALUE
400
800
CREW 500
MID-SIZE
FULL-SIZE
MULTI
800
XP 900
CREW 800
PREMIUM

RANGER

RANGER

RANGER

New Segments & Dominant Products Driving Growth
New Segments & Dominant Products Driving Growth
RANGER
RANGER Family Branding / Positioning
Family Branding / Positioning
18
CUSTOMER SOLUTIONS MARKET/BRAND POSITION
WHERE WE GROW!
HARDEST WORKING.
Best-In-Class Power
On-Demand True All-
Wheel Drive
Monstrous Towing
Lock & Ride Cargo
System
SMOOTHEST RIDING.
Industry Leading Front and
Rear Suspensions
Best-In-Class Ergonomics
Legendary Smooth Ride
Electronic Power-Steering
(EPS)
2008 - 12
2013
XP 800
400 Mid
500 EFI Mid
EV
Crew 500
Diesel
Crew Diesel
XP 900
800  Mid Size
July 2012

Big Bore Performance Midsize Chassis Value Price
NEW!
NEW!
MY'13 RANGER 800 Midsize
MY'13 RANGER 800 Midsize
Proven Midsize Chassis Design
50+ Quality Improvements
Proven Powerful 800 EFI
Engine
Strong Work Capability
Great Recreational
Performance
Top Speed 55 MPH
Price $10,499
July 2012 19

Whole New Class of SxS Utility Vehicles - Ranger Reinvented
New MY13 Ranger 900 XP
New MY13 Ranger 900 XP
Completely Redesigned Chassis
500+ Improvements
New 900 EFI Purpose Built Work
Engine
Improved Ride & handling
Integrated PG&A Solutions
Improved Comfort
Adjustable Ergonomics
Low Noise & Vibration
Price
Base $12,999
Paint & EPS   $14,799
Browning $15, 799
20 July 2012

Big Bore Utility Full Market Coverage Big Bore Utility Full Market Coverage $10K $11K $12K $13K $14K $15K $16K NEW NEW July 2012 21 800 Mid-Size RANGER 800 RANGER XP 900

RANGER
HARDEST WORKING
SMOOTHEST RIDING

Retail
110%
GROWTH

All RANGER
segments growing
Share growth has been very strong
RANGER
(no RZR) #1 in SxS by over 2X next closest competitor
MY’12 RANGER
product and marketing plan positioned well
2009-2012
2009 2010        2011          2012
Projection
Strong Retail Results, Positioned Well for Growth
Strong Retail Results, Positioned Well for Growth
ORV RANGER
ORV RANGER
Retail Results
Retail Results
22
July 2012

RAISE THE BAR IN ATV
RAISE THE BAR IN ATV
Scrambler XP
Scrambler XP
Big Bore Market Share Expansion Opportunity
Big Bore Market Share Expansion Opportunity
July 2012 23
77 HP, 0 to 30 in 2.16 sec
Limited to 80 MPH top
speed
Race-tuned exhaust
Fully independent IRS
Sport styling
75 lb rack capacity
$9,499
Fox Shocks
Handguards
LED Lights
NEW Cast Black
Wheels
Premium Paint
$11,999

SPORTSMAN

HARDEST WORKING
SMOOTHEST RIDING

Share
9pts
GROWTH

Significant share gains across Sportsman segments
Sportsman leads in both “Value” and “Premium” segments
Sportsman 500 H.O. and Sportsman 850 XP
2009 2010        2011        2012
Projection
2009-2012
Polaris Honda Yamaha
ORV ATV Market Share Results
ORV ATV Market Share Results
Number 1 ATV N.A. Market Share YTD 2012
Number 1 ATV N.A. Market Share YTD 2012
24
July 2012

POLARIS®

POLARIS®
OFF-ROAD VEHICLES
MAKING GROWTH HAPPEN
Bobcat®

Revenue

$300M Industry market opportunity - Kubota market leader
Bobcat dealer retail – gaining momentum
CY12 Revenue flat due to national account acquisition dealer consolidation
Next level of growth - Bobcat co-developed products on schedule for calendar year 2013 impact
Continued Market Penetration,  Future Growth on Plan
Continued Market Penetration,  Future Growth on Plan
Bobcat Partnership
Bobcat Partnership
July 2012 25
2009 2010 2011 2012

2009
2010
2011
2012
Projection

Gov't Agency 8%
US Army 23%
Air Force 6%
US Navy 3%
National Guard 11%
Intl 16%
Special Ops 35%

Executing Our Plan
Executing Our Plan
Military Business
Military Business
26
2012 Highlights
SOF 1
st
Strategy Paying Dividends
Positioned For Customer
Requirements In LTATV II
Won 1
st
SOCOM ATV Bid
Delivering TACOM M800’s
Leveraging for Int’l sales
Growing Unmanned Vehicle orders,
100+% growth
Introduced NPT Technology (tires)
MV850, High performance Vehicles
Launched (4) New Products:
MRZR, MV850 (NPTs) & RFSS
Sales
Customer Mix
July 2012

Positioned for Growth
Positioned for Growth
Military Plan
Military Plan
27
Leverage Best-in-Class MCOTS Platforms
SOF 1
st
Strategy:  Offer family of Light Mobility Solutions (MV850, MRZR
& VLV)
Provide Utility and Tactical Vehicles to DOD and Int’l Customers
New Products to Serve More Markets
RANGER Diesel, Electric & Hybrid Vehicles
Very Light Vehicles, Next Class Up from Ultra Light
Non-Pneumatic Tire (NPT) Technology
Partnerships to Expand Capabilities & Markets
Unmanned Vehicle Capability, Exportable Power
Grow Sales to U.S. Foreign Military Allies
July 2012

POLARIS

Very Light Vehicle

Ranger Fire Supt Sys (RFSS)

120mm Mortar & Ammo Carrier

MV850/NPTs

Won 1st SOCOM ATV Bid: $6M

M*RZR* – Newest SOF SxS

28 #1 Position in ULV Military Markets #1 Position in ULV Military Markets New Military Products New Military Products July 2012

ATV
SxS
Military Bobcat
Significant
SxS Growth
Profitable
ATV Growth
Expand
Margins
Expanding
Military
Bobcat & Int’l
Strong RANGER
product plan
Strong RZR
product plan
SxS market
has upside
Sportsman strong
Still room
to innovate
Margin plan strong
Recovering Market
Monterrey
ramping up
Proven track record
Dealer inventory
healthy
Delivery
improvements
Gaining
momentum
Market specific
products
Next generation
platforms
STRONG GROWTH PLAN
STRONG GROWTH PLAN
ORV Future Strategy Summary
ORV Future Strategy Summary
29
July 2012

RANGER
MILITARY & BOBCAT
RZR
SPORTSMAN
Positioned well for continued growth
Adjacent market growth opportunity
Strong product portfolio continued high growth
Entry value to high performance multi-passenger
Growing & continuing to win
INTERNATIONAL
Expanding SxS sales, new market opportunities
30

Q&A Dave Longren, V.P. - ORV & ORV Engineering July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Motorcycles Steve Menneto, V.P. – Motorcycles July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Victory Growing Share In Improving Market Conditions
Victory Growing Share In Improving Market Conditions
3
2012 N.A. 1400+cc Competitive
2012 N.A. 1400+cc Competitive
Summary
Summary
Rank Manufacturer Strategy Share Trend
1 Harley
Aspiration Brand
Most Complete Product Line-up
Huge Installed Owner Base
2 Victory
Modern American Styling
#1 Owner Satisfaction (dealer, product)
3 Metrics Trusted Brands
Breadth of Distribution Bases
4 Triumph Historical Brand
Analyst July 2012

Victory Strategy
Victory Strategy
4 Analyst July 2012
1. Strengthen Victory Brand
2. Frequent Product News
3. Retail Flow Management
4. International Sales Growth
5. Expand Global Distribution Presence

Consistent Brand Execution
Consistent Brand Execution
Strengthen Victory Brand
Strengthen Victory Brand
Partnerships:
Playboy, Gunny, E-Street
Bold Store Branding:
New Sign
V Beacon
Victory Stakes
Tattoo wall or rack/tables
New Apparel:
Core Range
Seasonal Collection
Analyst July 2012 5

MY’13 / CY’12 New Products
MY’13 / CY’12 New Products
MY 12 Hard-Ball (Dec ‘11)
MY13 Judge (Jan ’12)
MY13 Boardwalk (Aug ‘12)
MY13 Extreme Green XC (June ‘12)
MY13 Ness Cross Country Tour (Aug ‘12)
Victory Cruiser Updates & Attitude Baggers

POLARIS

[redacted]

[redacted]

PERFORMANCE ✓

COMFORT ✓

RELIABILITY ✓

STORAGE ✓

MSRP ✓

VICTORY BOARDWALK H-D SOFTAIL DELUXE
Victory Boardwalk
Victory Boardwalk
7 Analyst July 2012
106 ci / 6-spd
110 ft-lbs torque
103 ci / 6-spd
98.7 ft-lbs torque
25.9” Seat Height
Beach Bars
Removable Pass. Seat
25.9” Seat Height
Standard Bars
#1 Service Index
#1 Maintenance Cost
Index
9.5 Gal. Storage
Accessory Lock & Ride
Saddlebags
10.6 Gal. Storage
$15,499 $17,149
($1,650 Less)

Move to Pull Based Production System
Move to Pull Based Production System
Lean Operations –
Lean Operations –
Retail Flow Management
Retail Flow Management
Production
Retail
Misaligned Retail & Production Plans
Planned Volume
Why Change:
Plan for future volume for Victory and Indian
Align Production to Support Retail
Prepare for Model Mix Complexity
Improve Lead Times
Analyst July 2012 8
1 2 3 4 5 6 7 8 9 10 11 12 1 2 3 4 5 6 7 8 9 10 11 12 1 2 3 4 5
2009 2010 2011
2012 2013 2014 2015 2016 2017

Highball: NA Retail
Lower SS Limit
Upper SS Limit
Actual Retail
Retail Forecast

$250,000
$200,000
$150,000
$100,000
$50,000
$0

Safety Stock Planning
SIOP Tracking and Planning
Production Scheduling and
Logistics Planning
Material Flow Design
Lean Operations –
Lean Operations –
Retail Flow Management
Retail Flow Management
Transformed Every Process
Transformed Every Process
Daily Ordering Process
Unique Dealer Profiles
Super
Segment
Segment Model
Touring Luxury Tour
CC Tour
Vision
Bagger
Hardbag Fair Cross Country
Hardbag WS Cross Roads
Cruiser
Custom
Judge
8-Ball
High-Ball
Classic Broadwalk
Fat Tire Hammer
Analyst July 2012 9

Future State: Bike Delivery in 10 Business Days
Future State: Bike Delivery in 10 Business Days
10
2012 2013
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul
Victory Business Model Change Impact on Inventory:
Channel Expansion - Adding more dealers for motorcycle growth
Stock Outs - Ensure appropriate stocking level to correctly merchandise motorcycle line
Lead-time Reduction - Aggressively attacking our lead-times requires more flexibility to meet changing customer needs
Complete
Profiles Retail – Sell Thru
Fill Profile Stockouts based on
Retail Sell-Thru
Lean Operations –
Lean Operations –
Retail Flow Management
Retail Flow Management
Analyst July 2012
in 30-45 Business Days
Bike Delivery to Dealers Bike Delivery to Dealers
in 18 Business Days
10
Days
One Time Initial Fill of Dealer Profiles, Support

International Retail +60% 2012 YTD
International Retail +60% 2012 YTD
11
Victory International
Victory International
Analyst July 2012
UK
UK
UK
UK
UK
Italy
Italy
Italy
Aus/NZ
Aus/NZ
Aus/NZ
Sweden
Sweden
Sweden
Norway
Norway
Germany
Germany
Finland
Finland
Spain
Spain
France
Other
2007 2008 2009 2010 2011

Growing N.A. & International Distribution
Growing N.A. & International Distribution
12
Expand Victory Global Distribution
Expand Victory Global Distribution
Analyst July 2012
Dealer Count YTD 2012:
N.A.   430
Int’l.   130
Victory Motorcycles Dealer Count
N.A.
N.A.
N.A.
N.A.
N.A.
N.A.
Int'l
Int'l
Int'l
Int'l
Int'l
2007 2008 2009 2010 2011 2012P

Indian Strategy Indian Strategy 13 Analyst July 2012 1. Build a Premium Brand 2. Build Premium Product 3. Build a Premium Global Distribution Network 4. Build a World Class Team

Premium Brand Premium Brand Indian Brand Video Analyst July 2012 14

Indian
MOTORCYCLE

Indian

LEGENDARY HERITAGE
INNOVATION
RACING
WARTIME
THE SCOUT
THE FAITHFUL
THE ROAD AHEAD

Grass Roots Marketing
Grass Roots Marketing
15
Premium Brand
Premium Brand
Indian Experience Truck:
Showcase the heritage of Indian
Motorcycles in a forward thinking
and interactive way
The 7 Pillars:
Legendary Heritage
Innovation
Racing
The Scout
War Time
Faithful Riders
The Road Ahead
Analyst July 2012

MY ‘13 -
MY ‘13 -
Great Bikes Made Better
Great Bikes Made Better
16
Premium Product
Premium Product
Analyst July 2012
•
NEW MY ‘13 Pearl
White & Thunder
Black two tone paint
scheme
•
Chrome
highway pegs
•
Chrome arrow
style shift rod
•
Quick detach
passenger backrest
& luggage rack
•
35 LE units /
production already
started

esri

HOME
WHY BECOME AN
Indian
MOTORCYCLE
DEALER?
Watch
INDIAN PRIDE
Explore
OUR VISION
Discover
YOUR JOURNEY
Begin

Premium Dealer Recruitment
Premium Dealer Recruitment
Established “high potential” retail zones
Systematic Site Selection
Top MSA Focused
Consistent Brand Image
Investment levels and operational requirements
Dealer Count Less than Victory
Premium Global Distribution Network
Premium Global Distribution Network
Established Premium Prospect Site
Analyst July 2012 17

Premium Dealer Environment
Premium Dealer Environment
Premium Global Distribution Network
Premium Global Distribution Network
The brand is the story
The heritage is the endorser
The motorcycle is the proof point
Premium Apparel/ Accessory presentation
Celebrate the local riders
Analyst July 2012 18

Q&A Steve Menneto V.P. - Motorcycles July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Parts, Garments & Accessories Steve Eastman, V.P. – PG&A July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

PG&A Overview
PG&A Overview
2 Analyst July 2012
Service Parts, Accessories, & Apparel
50,000+ SKU’s, $408 Million in Sales in 2011
Highest Gross Margins
COMPETITION: Aftermarket: i.e. Parts Unlimited, Tucker Rocky,
Western Powersports, Motovan. Big Box Retail, Online Sellers
Top Selling Commodities
Cabs/Cab Components (ORV)
Winch Kits (ORV)
Oil
Plow Kits (ORV)
Brushguards (ORV)
Electronics/Lighting (ORV)
Rims/Wheels (ORV/Victory)
Tracks (ORV)
Snowmobile Outerwear (Snow)
Polaris Advantages
Strong Brands
Closer to the Customer
Wholegoods Integration (Accessories)
Proprietary Components (Parts)
Solution Focus
Fill Rates/Availability

Sales
Op. Inc. %
203
223
251
274
270
293
344
313
344
408
Up Low-Double Digits %
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 Est

US 14.0%
Canada 11.0%
Int'l 17.0%
Parts 7.0%
Accessories 23.0%
Apparel 13.0%
ORV 17.0%
Snowmobile 1.0%
Victory 26.0%

Consistent Revenue and Profit Growth
Consistent Revenue and Profit Growth
PG&A Overview
PG&A Overview
9.2% CAGR 14+% CAGR
4-Year growth rate significantly outpacing historical trend
Continuous improvement in Operating Profit
All areas of the business are growing
2009 - 2012Est. Average Growth Rate
Analyst July 2012 3

POLARIS

Grow Annual Revenue by >12%,

Grow Annual Operating Income by >12%

Drive Operational Excellence

Int'l
18%
Canada
16%
US
66%

Apparel
4%
Parts
44%
Access
52%

On-Road
6%
Other
8%
Snow
12%
ORV
74%

Growth Objectives
Growth Objectives
4 Analyst July 2012
Expect Another Record Year
Expect Another Record Year
North America +8%
International +15%
Accessories +9%
Parts +10%
Apparel +4%
ORV +15%
Snow -26%
On-Road +25%
YTD Revenue Mix by Geography YTD Revenue Mix by Product YTD Revenue Mix by Business Unit
3-5 Year Growth Objectives

POLARIS INNOVATION

POLARIS

BACKCOUNTRY-TESTED
BURANDT APPROVED

POLARIS

40 new accessories
140   new apparel items
39 new accessories
141   new apparel items
196  new accessories
60    new apparel items
MY’13 Product Innovation
MY’13 Product Innovation
5 Analyst July 2012
Industry-Leading Quality, Fit & Ease of Installation
Industry-Leading Quality, Fit & Ease of Installation
ORV Motorcycle Snowmobile
25% Increase in New Accessories
75% Increase in New Apparel

60%
QUIETER AT IDLE
- DECIBELS +
Current Cabs
- DECIBELS +
Lock & Ride® PRO-FIT™

New Pro Fit Cab System
New Pro Fit Cab System
6 Analyst July 2012
The New Standard in Side x Side Cab Systems
The New Standard in Side x Side Cab Systems
PRO-FIT CAB SYSTEMS OBJECTIVES
Deliver what’s most important to the consumer
Integrated styling, sealing & mounting
Eliminate framework for increase visibility
Highest quality materials
Sound dampening liners,  higher level of comfort
Lock&Ride install & cab integration
Designed for new for MY’13 RANGER XP 900
Modular Design – All components fit together
Flexibility to build cab systems to application and budget
Reduced SKU complexity = 16 SKU’s create 100+ unique
combinations

PG&A Video: RANGER Pro Fit Cab

ROAD
BOLDLY
TRAVELED
BEST SELLERS
NEW
VICTORY
APPAREL
SEARCH ACCESSORIES BY BIKE:

POLARIS

DOWNLOAD OUR FREE POLARIS® ACCESSORIES CATALOG APP.

Browse for all the latest Polaris® accessories, videos and links.

App Store

Scan this code or go to
www.polaris.com/catalogs
to download the app

Increased Focus on Online and Mobile Shopping Tools
Increased Focus on Online and Mobile Shopping Tools
9
Marketing & Merchandising
Marketing & Merchandising
Analyst July 2012
79% of consumers spend half of
their product research time
online (up 29pp from 2010)
58% of shoppers begin their
product research at a
manufacturers website
50% of visitors to manufacturer
websites intend to purchase
within 30 days

POLARIS

POLARIS®
MERCHANDISING
PROGRAM
POLARIS®
MERCHANDISING PROGRAM

POLARIS

Merchandising
Merchandising
&
&
Salesperson
Salesperson
Impact
Impact
–
–
Win
Win
in
in
the
the
Dealership
Dealership
10
Marketing & Merchandising
Marketing & Merchandising
Analyst July 2012
Drive increased $/Unit by providing the dealer network with education and resources to build and sustain effective retail merchandising practices
Program currently driving +15% improvement in accessory sales ($’s per unit)
After
Before
Improving Merchandising Impact Training & Selling Tools

POLARIS

Logility Voyager Solutions™
Manufacturers
Sales and Operations Planning
Inventory Optimization
Demand Optimization
Performance Management
Supply Optimization
Transportation and Logistics Optimization
Customers
Suppliers
Value Chain Collaboration
Carriers
Powering the Collaborative Supply Chain

PG&A Operations
PG&A Operations
11 Analyst July 2012
Efficient, Timely, and Accurate Supply Chain
Efficient, Timely, and Accurate Supply Chain
Distribution
Vermillion SD
380,000 sq. feet; expanded in ‘08
State of the art facility
Ship to 130 countries
3000 dealers worldwide
7 subsidiaries, 40 distributors
Complete, fast, accurate shipments
97+% fill rate
99+% of orders ship same day
99+% pick/pack/ship accuracy
Purchasing
50,000+ unique SKU’s
950 suppliers worldwide
New supply chain management
technology – June 2012
Improved demand planning
Inventory optimization
Process efficiency

New Growth Initiatives
New Growth Initiatives
12 Analyst July 2012
Investing in Sustainable, Profitable Growth
Investing in Sustainable, Profitable Growth
Near Term Longer Term
Elevated focus on product
innovation, & “signature” products
Increased commitment to apparel
and general merchandise quality,
selection, and style
Improved online product content,
shopping tools, and mobile access
Improved distribution capacity and
service levels
Clear brand/merchandising DNA
and dealer retail merchandising
support
Development of new “adjacent”
product opportunities
Greater focus on international
and other market-specific product
opportunities
Improved retail  replenishment
practices (“pull” vs. “push”)

Q&A Steve Eastman V.P. – Parts, Garments & Accessories July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Strategy to becoming a global leader in small electric/hybrid vehicle industry Scott Swenson, V.P. – Small Vehicles July 31, 2012 POLARIS INDUSTRIES INC. | ANALYSTS MEETING

2
Product Market Segments
Product Market Segments
July 2012
Market Size
~$4 Billion
Fragmented
Global View
80% market in NA
Europe & China grow
faster than NA
Brazil & India emerging
Growth Drivers
Demand for clean low
cost vehicles:
Rising fuel prices
Gov’t regulations
Environment
Key Success Factors
High quality, innovative,
low cost products
Distribution network
Global scale & brand
Light Duty Hauler
Golf
People Mover
Industrial
Global Small Vehicle Market
After sales service

3 PM & LDH Competitive Vehicles PM & LDH Competitive Vehicles July 2012 Light Duty Hauler (LDH) People Mover (PM)

POLARIS

Club Car

E-Z-GO

YAMAHA

MEGA

PIAGGIO

RENAULT

TAYLOR-DUNN

STAR EV

COLUMBIA
Columbia ParCar Corp.

CUSHMAN

4
Competitive Landscape
Competitive Landscape
Attractive dealer and distributor network
Primary business/product focus = price sensitive fleet golf buyer
Big 3 control >90% of fleet golf market
Limited product innovation
European focused LDH vehicles; limited global distribution
Leverage automotive brand & distribution
Solid products; limited innovation
Leading niche players with small annual revenue levels
Unique and complimentary electric vehicle portfolios
Nominal product innovation historically
Highly fragmented distribution network presence
July 2012

5
Polaris will become the undisputed global leader in small electric/hybrid vehicles through strategic M&A and disciplined execution.  We will make the highest quality, lowest cost sustainable vehicles for light utility and transport supporting consumer and commercial applications.  Our winning advantages are applications engineering, hybrid technology, broad
B2B and B2C distribution and flexible, low cost manufacturing.
Broad product line with emphasis on global
light duty hauler and people mover segments
Applications engineering/technology focused
on quality, hybrids/batteries (range), ride &
handling
Flexible local manufacturing + LCC sourcing =
lowest cost global producer
World class global distribution: B2B and B2C
$1+ billion sales
#1 market share in light duty utility, people
moving and industrial vehicles
Quality leader in all segments with NPS @
75 and warranty < 2%
International sales grow to ~30% of total
Local manufacturing in NA, Asia & Europe
Sustainable Competitive Advantages What Success Looks Like
Strategy Statement
Small Vehicle Strategy
Small Vehicle Strategy
The Next “Big”
The Next “Big”
Polaris Business
Polaris Business
July 2012

POLARIS

GEM
GOUPIL
INDUSTRIE
BRAMMO
BRIC
POLARIS
OFF-ROAD VEHICLES

Polaris
Small
Vehicles
How Does Polaris Win?
1. Application Engineering
Reliability/Durability
Ride & Handling
Chassis Integration
Speed to Market
2.  Price/Value
Consumer & Commercial
Cost of Ownership
3. Technology
Range Extender (REX)
Partnerships (Brammo)
4. Flexible manufacturing +
low cost country sourcing
5. Leverage distribution
(acquired & partnerships)
Small Vehicle Strategy
Drive Profitable Growth in Large, Fragmented Small Vehicle Industry
Drive Profitable Growth in Large, Fragmented Small Vehicle Industry
6
Acquisitions
Range Extender (REX)
July 2012

Global Electric Motorcars (GEM)
Global Electric Motorcars (GEM)
Market leader in multi-purpose low-speed
neighborhood electric vehicles
47K vehicles sold since 1998
Build-to-order business model
6 base models; >1K variations
2012 Sales:  ~$30 million
GEM Overview
NA dealer expansion, 150 new Polaris dealers
Grow non-dealer channels: National Accounts,
GSA, International
MY ‘13 product improvements: quality, brakes,
suspension, steering, pedal ergonomics
GEM branding: voice of customer + leverage
Polaris harder
Accelerate P&A sales, harvest installed base
GEM e4
2012 Focus
GEM eLX
Strategic Priorities
Next generation product: incorporate REX &
Brammo + Polaris vehicle leverage
Global small vehicle integration
Mobile service model evolution
Aggressively grow retail:
NA dealer channel leverage
Business to business dealers + national accounts
International expansion
July 2012

Goupil Industrie SA
Goupil Industrie SA
European Market leader in ultra-light
commercial electric & hybrid utility vehicles
Only manufacturer with pure electric vehicle
2012 Sales: ~$30 million primarily in France
40 dealers & distributors
90+ employees
HQ & Operations in Bourran, France
2 base vehicles: G3 and G5
11 vehicle options i.e. pick-up, van, waste
collection, sprayer, etc.
Goupil Overview
Competitive Advantages
2011 European Market Size ~$70 Million and growing
Global Market opportunity ~$900 Million
8
Goupil Products
European ULEV Industry
Multi-use accessories: Provide superior
customer solutions to base vehicle
Consumer intimacy + speed to market
Innovative & entrepreneurial culture
Ability to leverage Polaris infrastructure /
technologies to attack global niche
July 2012
Municipalities
Service
Providers
Industrial
Theme
Parks/
Hospitality
Military
Delivery
Other

Approval Rates

53%
50%
58%
61%
58%
2008
2009
2010
2011
2012 YTD

Up Significantly
$8.0
$3.5
$4.3
$12.0
2008
2009
2010
2011
2012E
Retail
Other

Volume/Credit Penetration

Up 30%+
Volume
Penetration
38%
32%
33%
34%
34%
2008
2009
2010
2011
2012 Est.

FICO Scores

750
730
710
690
670
650
630
2009
2010
2011
2012YTD
Applications
Approved

9
Retail Financial Services
Retail Financial Services
Partner Status:
(No Credit / Funding Risk)
Sheffield (Installment): Expires Feb 2016.
ORV focus.  Profit sharing opportunity.
Capital One (Revolving): Expires October 2013.
Smooth transition from HSBC in Q2 ‘12
GE (Installment): Expires March 2016.
Motorcycle focus.
Extended Service Contracts: Assurant
Insurance: Progressive
July 2012
Retail Credit/Other Services Income
Solid Volume and Income Growth
Solid Volume and Income Growth

10
Wholesale Credit to Dealers
Wholesale Credit to Dealers
Partnership with GE for Dealer Financing
in U.S. – Polaris Acceptance
Established in 1996. Stable relationship.
Shared 50/50 equity, income and risk
Receivables funded by GE debt
Expires in 2017, purchase option
Dealer repossessions stable, within expectations
Credit losses well less than 1%
Dealer credit availability / capacity not an issue
Other Geographic Markets
Canada dealers with GE; agreement expires 2017
UK, France, Germany, Australia subsidiaries
finance dealers through GE, no changes in ‘12
Other foreign subsidiary dealers & international
distributer’s receivables carried on Polaris
books
$579
$568
$498
$555
$710
2008 2009 2010 2011 Q2
2011
Q2
2012
$7.0
$6.1
$12.1
$12.6
$13.6
$13.3
2008 2009 2010 2011 2012E Q2
YTD
2011
Q2
YTD
2012
Receivable Balance – U.S. Dealers
($ in millions)
Wholesale Credit Income
($ in millions)
$455
Competitive Advantage for Polaris and Dealers
Competitive Advantage for Polaris and Dealers
July 2012

Summary
Summary
11 July 2012
Small Vehicles
$4 billion fragmented market growing high single digits
Great fit for Polaris; potential to be the next “big” business
GEM and Goupil off to solid starts; meeting expectations
Focus on product and distribution to drive growth
Financial Services
External environment stable.  Maintain partnerships.
Approval rate maximization focus.  Selling Polaris products #1 goal.
No balance sheet or funding risk for retail credit.
Wholesale credit JV with GE a competitive advantage

Q&A Scott Swenson, V.P. – Small Vehicles July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Engineering / R&D / Powertrain Steve Kemp, Chief Technical Officer July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

1. Develop the Most Exciting Products in the
Industry
Deliver the right product at the right time
Open new and adjacent markets globally
2. Create Loyal Customers that Promote the Product
& Brand
Industry leading Net Promoter Scores
Maximize customer satisfaction & product reliability
3. Deliver Value for Customer & the Company
Provide desired consumer features
Create products at the right price & cost
Relentless drive to eliminate waste
2
Driving Growth
Driving Growth
Developing Compelling New Products
July 2012

Well Thought-out Product Plans
“Hub and Spoke” Architecture Plans
Domestic & International Variants
Development Processes Tailorable to Unique
Small Focused Product Teams
Subject Matter Experts as Needed
High Quality Designs
Computer Modeling
Advanced Testing
Continuously Learn & Improve
Actively Use Consumer Feedback Loop
Knowledge Management to Promote Information
Sharing
3
Engineering Staffing
40%+  increase
The Right Product
The Right Product
+50 Percent Reduction In Time to Market
Increased Market Share All Businesses
July 2012
YTD
~ 500
Product Needs
2006 2012

Business Strategy
Consumer Research, Net Promoter Score
New Growth
Market/Customer
Opportunities
Disruptive
Products
Idea Screening
Product Planning
Investment
Allocation
Skunk Work Teams
Individual Contributors
Supplier Ideas, New technologies
4
Company-Wide Product Planning
Company-Wide Product Planning
5,000+ Employees Generating Ideas
July 2012
Growth Market Opportunities – Problem Identification

POLARIS

LARSEN & TOUBRO
It's all about Imagineering

BRAMMO

Resilient Technologies

EICHER

Innovative Culture
People and processes that drive innovation and a passion for performance
Applications Engineering
Capability to develop cost effective unique solutions for Global
Customers
Leveraging new and existing technologies
Partners and Suppliers to expand our capabilities
Flexible Manufacturing
Manufacturing infrastructure and processes that enable flexibility and agility
Speed
Corporate systems and structure that enables consistently
superior speed-to-market
5
These in Combination are Our Winning Advantages
Sustainable Advantages
Sustainable Advantages
July 2012

Development Cycle Time
Engineering Speed to Market
Engineering Speed to Market
World Class Development Staff &
Process
Co-located integrated product teams
Internally Developed Design
Tools & Models
Analysis directly to production tooling
Integrated tooling & part cost analysis
Unique Product Segment Testing
Lean Engineering Eliminating
Wasted Time & Expense
Focus on decision-making waste
Continuous Learning
Learning cycles benefit all teams
6
Strategies
Right Product at the Right Time
Down 50%
July 2012
2006 2012
Capabilities

NPS
Score
Industry
Rank Trend
SxS 73 #1
ATV 64 #2
Snow 72 #2
Victory 87 #1
Quality
Quality
7 July 2012
Net Promoter Scores
Warranty as a % of Sales % of Vehicles with No Claims
Goal is 95%
Forecast
Operations as a
Competitive Advantage
Quality Focus Driving Nice Progress
Hub and Spoke Product Planning
Platforms/sub-systems owned
Proven systems applied rapidly to new products
Planned Re-use Globally
Quality Improvement Integrated
Focus on Customer Experience
Feedback loops to new designs
Integrated tooling & part cost analysis
79%
81%
90% 90%
92%
93%
2007 2008 2009 2010 2011 2012
1.2%
1.7%
2.2%
2.7%
2008 2009 2010 2011 2012
Fcst
Warranty Reserve Warranty Paid

8
Product Development Investments
Product Development Investments
Reducing Development Cost Percentages
Investments in Product
Development Growing Strongly
53% increase in Total Expense,
Tooling, and Capital from 2006
Reduced % revenue due to strong
revenue growth & lean
engineering
Lower Warranty % enabling more
productive investments
Investments % Revenue
July 2012
Warranty
Capital
Tooling
Eng
Expense
2006 2007 2008 2009 2010 2011 2012

Product Development Investments
Product Development Investments
9
“Pyramid” of Product Development Strategy
Allocating Resources to Support Product Strategies
July 2012
New Product +
New Customer
New Product +
Current Customer
Current Product +
Current Customer

Consumer Warranty Claims Cost $’s Per Horsepower
Heart of the vehicle
Control Key Intellectual Property
Common Architecture Designs
Design for Manufacturability & Quality
Polaris designs, develops & manufactures
about 60% of its own engines today, up from
approx. 30% 5 years ago
Powertrain
Powertrain
10
Number of Engine Families
Down 35%
Down 25%
Down 65%
Powertrain Moving to a Competitive Advantage
July 2012

Driving Innovation for Global Customers
Sales And Market Share Gains
Fed by our Passionate Staff, Partners, and Suppliers
Methodical Innovation Process
Relentless Focus On Operational Excellence
Speed to Market
Reduced Total Costs
Continued Quality Improvement
Powertrains and Drivelines Feed Future Growth
Reliable
High Performance
Fuel Efficient
11
Summary
Summary
July 2012

Q&A Steve Kemp Chief Technical Officer July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Operational Excellence A Pathway to World Class Performance Suresh Krishna V.P. – Global Operations & Integration July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST MEETING

Agenda
Agenda
2 Analyst - July 2012
1. N.A. Realignment
2. Plant Capacity
3. Manufacturing Excellence
4. Acquisition Integration: GEM / Indian / GOUPIL
5. LEAN Deployment: Polaris Way
6. Supply Chain Execution

N.A. Realignment Update July 2012
N.A. Realignment Update July 2012
3 Analyst - July 2012
Key Metrics
Financials
Solid Start –
Solid Start –
More Work Ahead
More Work Ahead
Security: Continued investments is securing people,
product and property
Expansion: Adding 3 assembly and weld cells line to
increase production in 2013.
Sourcing: Accelerate Local Sourcing in Mexico
Ranger and RZR assembly at production rate
Exhaust Transition 100% Complete
Fab Transition 100% complete and performing at rate
Monterrey Headcount:  900 Hourly, 100 Salaried
Production Volume on Plan
(in millions)
One Time Expense $27 - $28 On track
Est. Total Capital $35 - $36 On track
Annualized Savings $30+ On track
Project Status
2012 Updates
22,500
20,000
Full year 2011 Full year 2012
Wholegoods Engines
Manufacturing Realignment Status 2012
Roseau Spirit Lake Monterrey
MY12 SxS Total Warranty by Production Plant
by Plant on ONLY common models
(data as of May 2012)
rd

Monterrey
Production
begins
ORV Sales
ORV Plant Capacity
2009 2010 2011 2012 2013 2014 2015
Expect continued Sales Growth
+25% to 30% added Capacity
+4% Supplier Value-Added
+6% Supplier LEAN Support
+7% Heijunka Wheel
+10% Factory Floor "LEAN"
Baseline
2012 - 2015

Polaris Way: Creating Capacity with Minimal Capital
Polaris Way: Creating Capacity with Minimal Capital
ORV Capacity Impact Over Next 2-4 Years From Accelerating “Polaris Way” Implementation
Analyst - July 2012 4
Capacity Tighter, but Manageable
ORV Sales Expectations vs. Capacity

Global Growth Continues
Global Growth Continues
Assumptions
Strategies
Analyst - July 2012 5
Significant organic and acquired growth
expected 2012-2016
EMEA growth justifies local production
Brazil/S.A. supplied from Monterrey
Asia Acquisition/ JV Partnership for SKD
of current products and manufacture
Local market specific products
Leverage Monterrey Best Practices
Utilize FTO chassis/finish structure to
meet growing market demands
Focus on assembly, pursue low capital
investment strategy
Implement LEAN - Polaris Way
Brownfield or
Greenfield
China
India
LCC/ SKD
LCC/ SKD

46%
Improvement
over 5 years
$
2006
2007
2008
2009
2010
2011
2012
Plan

25%
Improvement
over 5 years
%
2006
2007
2008
2009
2010
2011
2012
Plan

6
July 14, 2010
6
Manufacturing Productivity
Manufacturing Productivity
Analyst - July 2012
Manufacturing
Finished Goods Rework %
Wholegoods Revenue per Employee
LEAN Implementation Providing Strong Results
LEAN Implementation Providing Strong Results

7 Analyst - July 2012
Proven Ingredients –
Proven Ingredients –
New Recipe for Success
New Recipe for Success
Stage / Gate Process for
Integrated Product
Development & Validation.
This process enables:
Speed
Flexibility
Cross-functional
decision making
PDP
A disciplined methodology for
transferring production
processes from one site to
another or supplier.
This methodology enables:
Consistency
Risk mitigation
Process validation
Focus on product quality
& performance
Consistent approach
NA Realignment
Fully embrace the LEAN principles &
tools to make Polaris better.
Eliminate Waste
Margin Expansion
Product & Quality Leadership
Reduce Customer Lead Time
LEAN: Polaris Way
PAF
Integrating Acquisitions: Polaris Acquisition Framework (PAF)
Integrating Acquisitions: Polaris Acquisition Framework (PAF)

8
July 14, 2010
GEM & Indian Integration Update
GEM & Indian Integration Update
8 Analyst - July 2012
Integration Processes Maturing to Deliver Key Milestones
Integration Processes Maturing to Deliver Key Milestones
Indian Integration – Moved Production
to Spirit Lake, IA in 90 days
GEM Integration – Moved Production from
Fargo, ND to Spirit Lake, IA in 6 Months

•
Eliminate Waste
•
Improve Quality
•
Improve Lead-time/Delivery
•
Reduce Cost
•
Capacity
LEAN Development: Polaris Way
LEAN Development: Polaris Way
9 Analyst - July 2012
Driving Significant, Measurable Improvements to our Bottom Line!
Driving Significant, Measurable Improvements to our Bottom Line!

Victory Transformation Followed by ORV Transformation
Victory Transformation Followed by ORV Transformation
10 Analyst - July 2012
Retail Velocity Improvement Enables Lead-time Reduction and Savings
Retail Velocity Improvement Enables Lead-time Reduction and Savings
Maximize retail flow: dealer orders based on true retail signal;
creates “pull” impulse for supply chain
Establish required dealer inventory profile based on retail trends
Deploy retail patterned supply chain plan; Install production wheel to match retail pattern
Adopt real-time company-wide problem solving
Unplanned
Product Holds
Supply Chain
Alignment
Retail Flow
Management
Dealer
Inventory
Strategic Initiative Business Process

% Savings of GOGS
2007
2008
2009
2010
2011
2012 Plan

PPM
29%
Reduction
2006
2007
2008
2009
2010
2011
2012 Plan

12
July 14, 2010
11
Supply Chain Execution
Supply Chain Execution
Analyst - July 2012
Supplier Quality - PPM
YOY % Material Cost Reduction
Deep Supplier Relationships Driving Cost & Quality Improvements
Deep Supplier Relationships Driving Cost & Quality Improvements

12 Analyst - July 2012
Commodities: Proactive Management
Commodities: Proactive Management
Cost Mitigation Strategies
Active Commodity Management Delivers Significant Benefits
Active Commodity Management Delivers Significant Benefits
Financial Hedges
Forward Buys
Reverse Auctions
Supplier Umbrella Contracts
Long-term Agreements
YTD 2012 Average Market Price vs. Polaris Buy
These Commodities
represent ~ 20% to
25% of GOGS,
Combined
Steel
Resin Aluminum Diesel Fuel
%
Market Avg Price
Polaris Avg Price

New Opportunities
Cost Reductions: Long Term Approach
Cost Reductions: Long Term Approach
LCC Sourcing
Long-term Agreements/
Negotiations
Commodity Agreement/Hedging/
Forward Buys
Insource/Outsource
Engineering Design/Value
Engineering
Increase Common parts
Strategic placement of
commodities (sourcing matrix)
More ownership of “IP”
Supplier Development
Cost Benchmarking: SxS
Alternate materials
De-risking: Dual Sourcing
13 Analyst - July 2012
Traditional Cost Reduction Focus
Next Level Cost Down Activities Kicked-off
Next Level Cost Down Activities Kicked-off

Factory Inventory
Factory Inventory
Days Supply Improved for Wholegoods
Days Supply Improved for Wholegoods
Continued YOY improvement in Wholdgoods days supply
Factory Inventory $ up 25% YTD
Goupil and GEM acquisitions increased factory inventory YOY
Increase in some inventory to meet higher demand and sporadic dealer stockouts
Analyst - July 2012 14
30
50
70
90
Q1 Q2 Q3 Q4
Factory Wholegoods Inventory Days of Supply
2009 2010 2011 2012

Operations is Competitive Advantage
Operations is Competitive Advantage
Lean Enterprise for world class quality, cost, lead times
Manufacturing realignment: excellent execution
20% Volume decline / 70% volume increase
3 Acquisition integrations completed
Manufacturing productivity up >7% for each of last 3 years
Inventory turns increased 18%, from 4.5 to 5.3
3-5 Year Objective:
3 Year Results:
Excellent Progress, Significant Potential

Q&A Suresh Krishna, V.P. – Global Operations & Integration July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Asia Pacific, Latin America Mike Dougherty, V.P. - APLA July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING Exhibit 99.9

Global Footprint 2016 2 Manufacturing Joint Venture/MFG Subsidiaries 2012 1 1 5 Polaris APLA Locations Polaris APLA Locations July 2012

3
July 2012
What’s Different From 1 Year Ago?
What’s Different From 1 Year Ago?
Revenue Growth Projections
Ahead of Curve –
Ahead of Curve –
More Realistic and Optimistic Plans
More Realistic and Optimistic Plans
Growth momentum continues @ 20%+ / year; Aus remains strong
ORV Markets growing, creating recreational Powersports market
Established in BIC.  YTD Revenue 2X last year.  China profitable
Developing new partnerships:  India/Eicher
Team is stronger and more experienced throughout region
2010 LRP
2012 LRP
2011 LRP
2010 2011 2012 2013 2014 2015 2016 2017

July 2012
Polaris APLA Strategy
Polaris APLA Strategy
APLA will become a $1B business by 2018.  We will build the markets for our core products, form strategic partnerships and develop breakthrough, low cost, innovative vehicles for customers worldwide.
Our winning advantage is our ability to successfully integrate the local talent and culture with Polaris’ passion and performance.
Strategy
What Success Looks Like
Sustainable Competitive Advantages
Quadruple Organic Growth
#1 ORVs and Triple Business
#2 in Premium Motorcycles
BIC organic revenue x 10
APLA Footprint:  HQ, Mfg, Engineering
3+ Strategic partners
Passionate & Innovative culture
Superior ride and handling vehicles
Premium American Brands
Speed to market - not yet
Operational Flexibility - not yet
4
$1B in Revenue (Organic + Partners)
$1B in Revenue (Organic + Partners)

$1B Revenue, Global Footprint, New Markets, New Products
$1B Revenue, Global Footprint, New Markets, New Products
APLA Strategic Summary 2013-17
APLA Strategic Summary 2013-17
Overall Key Initiatives
Grow to $1B
Organic +
Joint Ventures
#1
Triple ORV
business and grow
to #1 share
#2
Aggressively grow
premium
Motorcycle to #2
share
#3
Develop Strategic
partnerships and
product platforms.
Grow Core
JVs add Rev & NOP
Global Footprint
On Road & Off Road
Regional HQs & 10 Subs
Market specific product
Polaris #1 Business
Long term growth opportunity
Create Recreation market
Enter commercial segment
Training focus
Reduce cost & Localize
Dealer direct key markets
40M unit  Motorcycle market
Premium market growing
Indian Launch  2013/14
Expand Japan 2013/14
Expand Australia retail
CKD for Brazil & India
Current portfolio too limited
DIY too expensive & slow
Focus on emerging markets
3+ Joint ventures / acquisitions
Leverage  partners strengths
July 2012 5

6 July 2012
Key Market & Customer Trends / Outlook
Key Market & Customer Trends / Outlook
Product Line /
Market
Global Industry
Assumptions
Polaris Share  Assumptions
ORV
BIC recreation market growing at >30%
BIC commercial SxS market evolving
and growing rapidly
AUS mkt = 20,000 units; mature
Number one share in every market by
2017
Premium Heavy
Motorcycles
(Core)
CHN – 30% growth per year
Brazil – Premium brands are CKD
direct
AUS – Mature mkt, dominated by
Cruisers but  trending to Tourers.
Will achieve >10% share with Indian and
mid-size bikes fully launched

BIC Revenue
APLA 2012 Plan –
APLA 2012 Plan –
Stay on Offense!
Stay on Offense!
7
APLA Revenue
Building Global Foundation in High Growth Region
Building Global Foundation in High Growth Region
Australia/NZ wins:  Continue to Gain share.   New office location.   Motorcycle Retail
20%+
Profitable growth:  SxS focus. Subs deliver.  Latin distributors
Lead in BIC: Create market. Train.  China doubles.  India and Brazil start.
How We Win
Revenue By Geography
2X
July 2012
09 Act 10 Act 11 Act 12 Fcst 11 Fcst 12 Plan
Asia
Pac
Asia
Pac
Lat Am
Lat Am
11 Fcst 12 Plan
China
India
Brazil
Adjacent business - Establish a new partners and product platform

BIC Sales Product Sales
APLA Results First Half
APLA Results First Half
8
APLA – Sales  ($ Millions)
Regional Overview
Asia Pacific Driving Strong Top Line Growth
Asia Pacific Driving Strong Top Line Growth
Total Growth:
20%+  YOY.    ORV + Victory driving growth.
Asia Pacific:
Australia/NZ very strong.  China doubling.  India starting.
Latin America:
Brazil started.   Distributors behind due to Import restrictions
2X+
20+%
July 2012
2011
2012
ATV
SxS
Motorcycle
PG&A
2011 2012

ORV Share (Australia)
Australia / NZ 1H Results
Australia / NZ 1H Results
9
Aus/NZ Rev (US$)
Winning in Largest APLA Market
Winning in Largest APLA Market
Overview
Revenue by Product
34+%
Continued Strong Revenue Growth:  2011 +40%, 2012 YTD +34%
ORV markets growing & Polaris gaining share; #2 now
M/C Industry growing / Victory gaining share
Sydney & Melbourne dealers operational
New office location outside Melbourne opened in Q1 2012
New Zealand growing share and revenue in significant ORV market
July 2012
2011 Act 2012 Act
ATV
SxS
Motorcycle
PG&A
Honda
Polaris
Yamaha
Suzuki
Other

ORV Dealer Coverage
Polaris China First Half Results
Polaris China First Half Results
10
China Rev (US$)
Growth Momentum Continues in China
Growth Momentum Continues in China
Overview
Revenue by Product
94+%
ORV business continues to grow.  Creating recreational market.
Entering commercial segment. Order from Yichun municipality.
16 ORV dealers in place throughout country
Initial Victory dealer launch in Beijing successful
Building Asian distribution network for ORV & Motorcycle
July 2012
PG&A
2011 Act 2012 Act
ATV
SxS
Motorcycle

POLARIS

VICTORY
签到处
VICTORY
VICTORY
VICTORY
VICTORY VICTORY

New Victory Store in Beijing New Victory Store in Beijing Entering Worlds Largest Motorcycle Market July 2012 11

Srinagar
Jammu
Ludhiana
Dehradun
New Delhi
Jaipur
Ahmedabad
Indore
Kolkata
Mumbai (Thane)
Pune
Hyderabad
Goa
Bangalore
Chennai
Cochin

ORV Dealer Coverage
Polaris India First Half Results
Polaris India First Half Results
12
India Rev (US$)
Successful Start in Critical Long Term Growth Market
Successful Start in Critical Long Term Growth Market
Overview
Revenue by Product
ORV Launch successful.  Creating recreational market.
Entering commercial segment.   Orders from Security Forces.
16 ORV dealers in place throughout country.
Evaluating Motorcycle launch timing.
Established Joint Venture with Eicher Motors.
July 2012
16 Appointed
3 to be
inaugurated
2011 2012
ATV
SxS
Motorcycle
PG&A

POLARIS

WORLD'S NO.1 OFF-ROAD VEHICLE

11th AUTO EXPO
7-11 Jan, 2012

- Free Test Rides given to 5000+ thrilled customers
- The kids loved their ride at the kids zone
- Gul Panag joins the Test Ride on SPORTSMAN XP® 850
- Polaris unveils Youth Powersport vehicles: *RANGER RZR®* 170, SPORTSMAN® 90
- On display were : Snowmobile, All Terrain Vehicle, *RANGER®*, *RANGER RZR®*, Youth Products, Utility Products & VICTORY® MOTORCYCLES

Thank You
You Made It Happen !

Auto Expo January 2012 – Auto Expo January 2012 – New Delhi New Delhi July 2012 13

POLARIS

EICHER

ROYAL ENFIELD

Indian MOTORCYCLE

VICTORY

Eicher Polaris Joint Venture
Eicher Polaris Joint Venture
14
India Market Position
Strategy
Polaris Overview
Eicher Overview
Great Partner in Long Term Growth Market
Great Partner in Long Term Growth Market
50 / 50 JV $50M Investment over 3 yrs.
New Product Development
New Operational Footprint
New Distribution Channel
Global Emerging Market Opportunity
$1.3B Revenue
Established  1959
Commercial Vehicles
Joint Venture with Volvo
Royal Enfield iconic
motorcycle
$2.7B Revenue
Established 1954
#1 off-road – Global Leader
Indian & Victory Motorcycle
Snow + Electric Vehicles
2 largest population  (1.2B)
2 fastest growing economy
2 largest motorcycle market (10M+)
#1 market for 3-Wheel motorcycles (500K)
#4 light duty 4-Wheel commercial  (700K)
July 2012
nd
nd
nd

1
st
Dealer - GS Motos
Polaris Brazil 1H Results
Polaris Brazil 1H Results
15
Brazil Rev (US$)
Good Start to Creating ORV Business in Brazil
Good Start to Creating ORV Business in Brazil
Overview
Revenue by Product
100%+
Operational as of March 2012.   Strong team in place.
Focus on building premium dealer network.   Plan is 10 by EOY 2012
Creating recreational market.   SxS Focus.  Demos, training, racing.
Significant opportunities in Agriculture and Electric Vehicles
Evaluating Motorcycle launch timing and requirements
July 2012
2011 2012
ATV
SxS

New Dealer Forteleza SxS Racing Polaris Brazil – Polaris Brazil – 1H Highlights 1H Highlights 16 Grand Opening 1 st Dealer Agrishow 2012 New Dealer Layout - Forteleza July 2012

Polaris APLA 2012 Deliverables
Polaris APLA 2012 Deliverables
17
Build Business Foundation in High Growth Region
Build Business Foundation in High Growth Region
Continue Growth Momentum @ 20%+
Continue to Win in Australia.  Gain Share with ORV &
Double BIC Sales
Develop ORV Rec Market & Enter Commercial
Expand Victory in China
Establish Eicher Polaris Joint Venture
July 2012
Motorcycle

Q&A Mike Dougherty V.P. – Asia Pacific, Latin America July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Europe, Middle East, Africa Matt Homan, V.P. - EMEA July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

2 July 2012 EMEA Business Overview and Competitive Landscape EMEA 2012 Objectives, Results and Outlook EMEA New Product Focus EMEA Future Agenda

POLARIS

www.theodora.com/maps
Lapland
ICELAND
Norwegian Sea
SWEDEN
FINLAND
NORWAY
North Sea
DENMARK
UNITED KINGDOM
IRELAND
POLAND
UKRAINE
KAZAKHSTAN
FRANCE
SPAIN
PORTUGAL
Black Sea
TURKEY
GREECE
Mediterranean Sea
MOROCCO
ALGERIA
LIBYA
EGYPT
SAUDI ARABIA
IRAQ
IRAN
CANARY ISLANDS
WESTERN SAHARA
MAURITANIA
MALI
NIGER
CHAD
SUDAN
YEMEN
Arabian Sea
Gulf of Aden
NIGERIA
ETHIOPIA
SOMALIA
KENYA
TANZANIA
Gulf of Guinea
ANGOLA
ZAMBIA
NAMIBIA
MADAGASCAR
MAURITIUS
SOUTH ATLANTIC OCEAN
INDIAN OCEAN
SOUTH AFRICA
Cape Town
Cape of Good Hope
www.theodora.com/maps

Polaris EMEA Market Defined
3 July 2012
EMEA = 2 Distinct Markets: Western Europe & Growth Markets
Western
Europe
Growth
Markets
Definition France,
Scandinavia,
Germany,
Italy, etc.
Russia,
Middle East,
Africa,
Eastern,
Europe
2012%
EMEA
70% 30%
2007%
EMEA
80% 20%
Distribution Subsidiary /
Distributor
100%
Distributor
# of Dealer /
Distributors
600 Dealers and 30
Distributors (Approximate)
Strategy Gain Share Drive
Growth

POLARIS

www.theodora.com/maps
ICELAND
Reykjavik
Norwegian Sea
Lapland
SWEDEN
FINLAND
NORWAY
Helsinki
St Petersburg
Oslo
Stockholm
EST.
LATVIA
LITHUANIA
Moscow
Kazan
Volga
Dvina
URAL MOUNTAINS
North Sea
DENMARK
Copenhagen
Baltic Sea
UNITED KINGDOM
Dublin
IRELAND
London
NETHERLANDS
Berlin
POLAND
BELARUS
BELGIUM
LUXEMBOURG
GERMANY
CZECH REP.
Paris
SLOVAKIA
AUSTRIA
UKRAINE
Ural
KAZAKHSTAN
Volgograd
Dnepr
Don
SWITZERLAND
HUNGARY
MOLDOVA
FRANCE
SLOVENIA
CROATIA
ROMANIA
Rostov
YUGOSLAVIA
BULGARIA
Black Sea
GEORGIA
Caspian Sea
SPAIN
HERZEGOVINA
BOSNIA
MACEDONIA
Rome
ITALY
ALBANIA
Istanbul
ARMENIA
AZERBAIJAN
TURKMENISTAN
UZBEKISTAN
TAJIKISTAN
PORTUGAL
Madrid
Lisbon
TURKEY
ANATOLIAN PLATEAU
GREECE
Mediterranean Sea
Rabat
Casablanca
Algiers
Tunis
TUNISIA
CYPRUS
SYRIA
LEBANON
ISRAEL
Baghdad
IRAQ
Tehran
IRAN
AFGHANISTAN
MOROCCO
ATLAS MTNS
Tripoli
JORDAN
Alexandria
Qattara Depression
Cairo
CANARY ISLANDS
ALGERIA
LIBYA
EGYPT
SAUDI ARABIA
QATAR
UNITED ARAB EMIRATES
PAKISTAN
Karachi
WESTERN SAHARA
Nile
Red Sea
Jeddah
OMAN
Sahara
MAURITANIA
MALI
NIGER
CHAD
Bombay
Arabian Sea
L. Chad
Khartoum
ERITREA
YEMEN
SENEGAL
GAMBIA
GUINEA-BISSAU
Niger
BURKINA FASO
SUDAN
Gulf of Aden
Bangalore
NIGERIA
GHANA
Addis Ababa
SIERRA LEONE
IVORY COAST
LIBERIA
Lagos
CENTRAL AFRICAN REPUBLIC
ETHIOPIA
ETHIOPIAN HIGHLANDS
TOGO
BENIN
CAMEROON
SOMALIA
EQUATORIAL GUINEA
Gulf of Guinea
GABON
CONGO
Congo
ZAIRE
UGANDA
KENYA
Congo Basin
L. Victoria
RWANDA
BURUNDI
Nairobi
Kilimanjaro
Kinshasa
Kasai
TANZANIA
Dar es Salaam
INDIAN OCEAN
L. Tanganyika
Luanda
SOUTH ATLANTIC OCEAN
ANGOLA
MALAWI
ZAMBIA
L. Nyasa
Mozambique Channel
Harare
MOZAMBIQUE
ZIMBABWE
NAMIBIA
MADAGASCAR
MAURITIUS
REUNION
BOTSWANA
Kalahari Desert
SWAZILAND
Orange
Johannesburg
LESOTHO
SOUTH AFRICA
Durban
DRAKENSBERG
Cape Town
Cape of Good Hope
www.theodora.com/maps

Polaris EMEA Customer Usage
4 July 2012
Market Usage Balanced Between Utility and Recreation
Market Usage Balanced Between Utility and Recreation
Middle East:
Primarily
recreation ORV
market
Russia:
Strong recreation
ORV market;
Strong utility snow
market
Africa:
Combination of utility
and recreation ORV
market – Smaller market
today with potential
Southern Europe:
Strong recreation
ORV market: Growing
utility ORV market;
Good motorcycle
opportunity
Northern Europe:
Primarily utility ORV
market and strong
snowmobile market.
Good motorcycle
opportunity.

5
Business Shifting to SxS – Snow/Motorcycles Gaining
July 2012
EMEA Breakdown
ATV 53% of Business
Down from 70% in 2008
SxS 23% of Business
Up from 12% in 2008
Snow 23%  of Business
Up from 17% in 2008
Motorcycles 4% of
Business
Up from 1% in 2008
Polaris EMEA Business Defined
Polaris EMEA Sales by Segment 2008-2011
Motorcycles
Motorcycles
Motorcycles
Motorcycles
Snow
Snow
Snow
Snow
SxS
SxS
SxS
SxS
ATV
ATV
ATV
ATV
Polaris EMEA % of Business 2012
SxS
23%
ATV 53%
Snow
20%
Motorcycles
4%
2008
2009
2011
2010

6
Excellent Growth Markets Performance – Growth Prospects Strong
July 2012
Polaris Growth Markets Overview
Today Opportunity
Russia
Big utility snow market
Strong recreation market
Excellent growth
Polaris strong ORV
Polaris opportunity in snow
Expand into utility
Snow market share
Value products
Motorcycles
Middle
East
Performance market
Primarily UAE
Polaris clear leader
Market expansion
Build utility market
Motorcycle share
Africa
Small market today
Primarily Southern Africa
Mixture of recreation/work
Value products
Geographic expansion
Expand as markets emerge

7
Markets Improved 2009 to 2011 – Weak in 2012
July 2012
Western Europe Industry Trends
Since
2009
2012
YTD
ORV +8% -12%
Snowmobiles* +8% +9%
Motorcycles** -2% -9%
* Snow STD 7/11-6/12
**Motorcycles heavy cruisers/touring only
Solid Market Performance
2009 – 2011
Weak Markets 2012 – Euro
Crisis
Polaris Outperforming in
ORV/Motorcycles
Industry Sales by Segment 2009-2011
(W. Europe Only)
ORV
ORV
ORV
Snowmobiles
Snowmobiles
Snowmobiles
Motorcycles
Motorcycles
Motorcycles
2009 2010 2011

POLARIS

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8
ORV #1; Positioned Well in Snow for MY’13; Victory Momentum
July 2012
EMEA Competitive Overview (W. Europe)
ORV Share
Motorcycle Share Snowmobile Share
Polaris #1 and growing
Asian players strong
Market weak 2012
BRP #1 and strong
Polaris #2 – lost share
Victory strong growth
BMW strong growth
HD #1 – Down in 2012
Company Trend
#1 Polaris
#2 Kymco
#3 Yamaha
#4 TGB
#5 BRP
#6 Honda
#7 Suzuki
#8 Arctic Cat
Company Trend
#1 Lynx/Ski
#2 Polaris
#3 Yamaha
#4 Arctic Cat
Doo -
Company Trend
#1 HD
#2 BMW
#3 Honda
#4 Triumph
#5 Victory
#6 Suzuki
Low inventory 2011
Excellent MY’13 orders

9
Solid 1H in Face of Growing Economic Uncertainty
Solid 1H in Face of Growing Economic Uncertainty
July 2012
Polaris EMEA 1H Objectives / Results
Polaris EMEA 1H Objectives / Results
2012 1H Objective 1H 2012 Results
Deliver Revenue Growth in
Difficult Economy
Slightly Below Plan (YOY currency -4%
impact to sales)
Gain Share – ORV,
Motorcycles, Snow
Strong Gains in 1H
ORV, Motorcycles – Good Snow Plan
Grow Fast Outside of
W. Europe
Strong 1H Growth
Up Strong Double Digits
Integrate and Improve
Goupil
Good Progress
Rev $ Up, Costs Down, Productivity Up
Build Vision – Grow
Faster / Improve Margins
Vision In Place
Lots of Opportunities
Note: 1H Results Include Goupil
Up High Single Digits

10
Expect to Drive Growth and Gain Share in 2012
July 2012
Polaris EMEA 2012 Outlook
Note: 2012 Outlook Includes Goupil
1H sales results solid
Q2 saw W. Europe markets slow
Snow, Motorcycles strong 2H – ORV Gain Share
2012
Objective Outlook
2012
Comments
Revenue Approx.
$350M
Expect nearly 10% growth vs. 2011
economic headwinds, currency
Margins Expect Modest Margin Erosion
mix, currency
Market Share Gain Share in ORV, Snow,
Motorcycles
2012

11
Goupil –
Goupil –
Green Work Solution for European Cities (and Beyond)
Green Work Solution for European Cities (and Beyond)
July 2012
EMEA Goupil Overview
EMEA Goupil Overview
Leader in Electric
Commercial Utility Vehicles
Headquartered and
manufactured in SW France
100 Employees
65% France/35% Export
G3 – Urban use up to 80KM
NEW! G5 – Urban and
Suburban use up to 400KM

12
On-Track vs. Goals –
On-Track vs. Goals –
Overcoming Economic Headwinds
Overcoming Economic Headwinds
July 2012
EMEA Goupil Results
EMEA Goupil Results
2012 Objective 1H Results
Deliver Growth in Difficult Economy 20%+ 1H Growth
Drive 5% Cost Out In Year 1 On Track
Deliver 10%+ Operational Efficiency Ahead of Plan
Launch Next Platform – G5 2H Broad Launch
Leverage Goupil and GEM Synergies In Process

13 Strong MY13 News – Will Help Drive Growth In EMEA July 2012 EMEA 2013 New Product Highlights New Product Highlights MY 2013 ORV Victory Opportunities Across EMEA “European” Models

14
Scrambler 850 –
Scrambler 850 –
Incremental Opportunity Europe Has Been Waiting For
Incremental Opportunity Europe Has Been Waiting For
July 2012
Pent Up European
Demand
Very low share in
segment =
Incremental
opportunity
High showroom
appeal
High performance
NEW! Scrambler 850
NEW! Scrambler 850

15
Building on RANGER Momentum –
Building on RANGER Momentum –
Premium and Value
Premium and Value
July 2012
NEW! RANGER XP and RANGER 800
NEW! RANGER XP and RANGER 800
Power! 60HP
ETC – Emissions/Homologation
Better ride and ergos
Help build RANGER Center strategy
Mid-Size Strong in EMEA
More power / great value
Higher margins
W. Europe & growth markets

16
RZR XP4 – The Ultimate High Performance SxS in EMEA
July 2012
Ultimate performance SxS
International = E-marked tires, mirrors, lighted license,
S. Europe, Growth Markets
open differential, etc.
NEW! RZR XP4 International

17
2 New Models With European Feel – Continue Victory Momentum
July 2012
Modern Cruiser
“European” Feel
Positive with press / consumers
Good start in EMEA in Spring
NEW! Victory Judge and Boardwalk
Classic Cruiser
Good European segment
Style and comfort high
Broadens line in Europe

18
Strong Snowmobile Momentum for MY’13
July 2012
The legend is back
Strong reception in Europe
Strong Incremental orders
Big driver of strong MY’13
order bank
NEW! 2013 Snowmobiles
Mountain and extreme leader
Strong reception across RMK
line
Strong incremental orders vs.
MY’12
NEW! Indy 600 NEW! PRO RMK

19 July 2012
We will build
our existing EMEA powersports business with
product & distribution innovation, we will
transform
EMEA operations
to enable higher sales/profits/tax potential, and we will
grow
EMEA
rapidly by diversifying to reach new segments/customers/markets.
BUILD Existing Business
Grow Western Europe with product innovation and expanded distribution
Rapidly grow in Growth Markets with new products and channel expansion
TRANSFORM Operations
Leverage EMEA operations to drive significant margin expansion
Structure EMEA with Swiss HQ to leverage tax opportunity
GROW Rapidly
Develop products for EMEA – core and beyond
Acquire new businesses in adjacent markets
EMEA Vision 2018
EMEA Strategy
$1B EMEA Business in 2018

20
EMEA –
EMEA –
Winning Competitive Battle Today and In Future
Winning Competitive Battle Today and In Future
July 2012
EMEA 2012 1H
Solid 1H results in slowing markets
EMEA 2012 Full Year
Expect to grow near double digits
EMEA Future
Significant opportunities for improvement exist
EMEA Summary
EMEA Summary

Q&A Matt Homan V.P. – Europe, Middle East, Africa July 31, 2012 POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING